Exhibit 99.1

Cinedigm Announces Third Quarter Fiscal 2018 Financial Results

LOS ANGELES (February 14, 2018) - Cinedigm Corp. (NASDAQ: CIDM) today announced financial results for the third quarter Fiscal Year 2018, which ended December 31, 2017.

Financial Summary

Results for Third Quarter 2018:

•	Consolidated revenues were $18.5 million

•	Content and Entertainment revenues were $10.0 million

•	Consolidated net debt reduction for the quarter and year to date is $42.0 million and $65.3 million respectively

Third Quarter Highlights

•	On November 1st, 2017, Cinedigm closed the previously announced $30 million Bison Capital investment in Cinedigm. Bison Capital now beneficially owns a majority of the outstanding Class A Common Stock

•	On November 20th, 2017, the Company received CFIUS approval for the Bison transaction

•	In the first week of November, the Company eliminated the entire remaining Convertible Notes on the balance sheet, completing the full retirement of all of the $64.0 million in notes issued in 2015

•	On December 29th, 2017, the Company borrowed $10.0 million from Bison Capital in unsecured debt in accordance with our June, 2017 agreement

•	During the quarter, the Company paid down nearly $5.0 million in non-recourse debt related to the Digital Cinema business, and paid down $19.8 million for the year-to-date

•	The Company significantly extended the availability of its fast-growing OTT services by supporting Google’s Chromecast and Android TV Platforms, as well as Amazon Fire TV for the first time, expanding reach by over 60+ million potential consumers

•	The Company launched a 24/7 channel of its OTT service CONtv on the popular social video service Twitch. The new Twitch channel (www.twitch.tv/CONtv) provides viewers with both a “lean-back” and a curated on-demand option

•	The Company signed a major new deal with a top three domestic telecom and media company to distribute our channels that is scheduled to be announced and launch in April.

•	Subsequent to quarter end, the Company announced a strategic alliance with leading Chinese entertainment company Starrise Media Holdings Limited to release films in China theatrically and to digital platforms. Reciprocally, the alliance also provides for Cinedigm distribution of Chinese films in the North American marketplace. In addition to selectively releasing quality films theatrically, this new arrangement contemplates the release of hundreds of films into the home entertainment marketplaces in China and North America, with particular focus on digital platforms

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•	Subsequent to quarter end, the Company announced the launch of its digital-first linear networks and video-on-demand (VOD) services on XUMO. XUMO provides over-the-top (OTT) VOD and live, premium digital channels direct to consumers via smart TVs, mobile and streaming device integrations. XUMO has strategic partnerships with companies such as LG Electronics, Hisense, VIZIO and Panasonic to provide one-click access for consumers. Through the partnership with XUMO, Cinedigm’s channels will now be made available and readily accessible in over 45% of all smart TVs sold in the U.S., which equates to more than 20 million households nationwide

•	This morning, the Company announced a significant distribution deal to embed our Dove Channel in select VIZIO SmartCast and VIZIO Internet Apps Plus devices. VIZIO users will now be able to access free, linear, and premium subscription offerings from Dove Channel, which also includes hundreds of hours of free ad-supported programming. VIZIO is a "top three" Consumer Electronics Device manufacturer, and since their founding in 2002, VIZIO has sold over 75 million products, including televisions, sound bars and other devices

“We are very pleased to have closed the game changing Bison transaction, obtained CFIUS approval and received $40 million in investments from Bison during this past quarter,” said Chris McGurk, Cinedigm Chairman and CEO. “As exemplified by the Starrise strategic alliance, we are now moving forward with our plan to become the first true U.S./China independent studio. This is a huge opportunity for us to become an important two-way pipeline for independent content and OTT services into and out of China. We will focus on leveraging our proven channel, servicing and aggregation capabilities in the OTT streaming space, a projected $65 billion market segment, with the U.S. and China by far the two largest and fastest growing territories in that high growth business.”

“The Bison transaction dramatically improved our balance sheet as we eliminated all of the remaining approximately $50 million in Convertible Notes on our balance sheet,” said Jeffrey Edell, Chief Financial Officer.  “With a total reduction in debt of $66 million this year and further enhancements planned, including a new revolving credit agreement, our balance sheet continues to grow stronger. In addition to the new initiatives for independent content and channels, our drive to profitability in our content distribution and OTT businesses will be based on continued cost efficiencies, more high return content acquisitions in a less competitive environment using new Bison-related capital and higher margin, low risk OTT and digital aggregation deals that leverage our expertise and success in that arena.”

Adjusted EBITDA is defined by the Company for the periods presented to be earnings before interest, taxes, depreciation and amortization, other income, net, goodwill impairment, litigation related expenses and recoveries, stock-based compensation, expenses, restructuring, transition and acquisitions expenses, net, and certain other items. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation in the tables attached to this release of loss from continuing operations calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”) to Adjusted EBITDA. Adjusted EBITDA is not a measurement of financial performance under GAAP and may not be comparable to other similarly titled measures of other companies. The Company calculated and communicated Adjusted EBITDA in the tables because the Company's management believes it is of importance to investors and lenders by providing additional information with respect to the performance of its fundamental business activities. Management presents Adjusted EBITDA because it believes that Adjusted EBITDA is a useful supplement to net loss as an indicator of operating performance. Management also believes that Adjusted EBITDA is an industry-wide financial measure that is useful both to management and investors when evaluating the Company's performance and comparing our performance with the performance of our competitors. Management also uses adjusted EBITDA for planning purposes, as well as to evaluate the Company's performance because it believes that adjusted EBITDA more accurately reflects the Company's results, as it excludes certain items, such as stock-based compensation charges, that management believes are not indicative of the Company's operating performance. The Company believes that Adjusted EBITDA is a performance measure and not a liquidity measure. Adjusted EBITDA should not be considered as an alternative to operating or net loss as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of cash flows, in each case as determined in accordance with GAAP, or as a measure of liquidity.  In addition, adjusted EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows.  The Company's calculation of Adjusted EBITDA may or may not be consistent with the calculation of this measure by other companies in the same industry. Investors should not view Adjusted EBITDA as an alternative to the GAAP operating measure of net income (loss). In addition, Adjusted EBITDA does not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows. Management does not intend the presentation of these non-GAAP measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP measures should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP.

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Conference Call

Cinedigm will host a conference call to discuss its financial results at 4:30 p.m. EST on February 14, 2018.

To participate in the conference call, please dial (877) 754-5303 or for international callers (678) 894-3030 at least five minutes prior to the start of the call. No passcode is required. An audio webcast of the call will be accessible at http://investor.cinedigm.com/events.cfm. To listen to the live webcast, please visit the site prior to the start of the call in order to register, download and install any necessary audio software.

For those unable to participate during the live broadcast, a replay will be available beginning February 14, 2018 at 7:30 p.m. EST, through February 19, 2018 at 7:30 p.m. EST. To access the replay, dial (855) 859-2056 (U.S.) or (404) 537-3406 (International) and use passcode: 5999828.

About Cinedigm

Cinedigm powers custom content solutions to the world’s largest retail, media and technology companies. We provide premium feature films and series to digital platforms including iTunes, Netflix, and Amazon, cable and satellite providers including Comcast, Dish Network and DirecTV, and major retailers including Walmart and Target. Leveraging Cinedigm’s unique capabilities, content and technology, the Company has emerged as a leader in the fast-growing over-the-top (OTT) channel business, with four channels under management that reach hundreds of millions of devices while also providing premium content and service expertise to the entire OTT ecosystem. Learn more about Cinedigm at www.cinedigm.com.

In November 2017, Bison Capital became the beneficial owner of the majority of Cinedigm’s outstanding Class A Common Stock. Bison Capital is a Hong Kong-based investment company with a focus on the media and entertainment, healthcare and financial service industries. Founded by Mr. Peixin Xu in 2014, Bison Capital has made multiple investments in film and TV production, film distribution and entertainment-related mobile Internet services.

Cinedigm is now working closely with Bison to develop plans and forge partnerships to release entertainment content and develop OTT channels in China while, reciprocally, releasing Chinese content and new OTT channels in North America.

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Cinedigm™ and Cinedigm Digital Cinema Corp™ are trademarks of Cinedigm Corp. www.cinedigm.com. [CIDM-E]

Safe Harbor Statement

Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of Cinedigm officials during presentations about Cinedigm, along with Cinedigm's filings with the Securities and Exchange Commission, including Cinedigm's registration statements, quarterly reports on Form 10-Q and annual report on Form 10-K, are "forward-looking'' statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act''). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects," "anticipates,'' "intends,'' "plans,'' "could," "might," "believes,'' "seeks," "estimates'' or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by Cinedigm's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about Cinedigm, its technology, economic and market factors and the industries in which Cinedigm does business, among other things. These statements are not guarantees of future performance and Cinedigm undertakes no specific obligation or intention to update these statements after the date of this release.

For more information:

Jill Newhouse Calcaterra

Cinedigm

jcalcaterra@cinedigm.com

310-466-5135

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CINEDIGM CORP.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except for share and per share data)

	December 31, 2017	March 31, 2017
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$17,218	$12,566
Accounts receivable, net	37,870	53,608
Inventory, net	812	1,137
Unbilled revenue	4,747	5,655
Prepaid and other current assets	10,885	13,484
Total current assets	71,532	86,450
Restricted cash	1,000	1,000
Property and equipment, net	23,479	33,138
Intangible assets, net	16,045	20,227
Goodwill	8,701	8,701
Debt issuance costs	134	260
Other assets	1,336	1,558
Total assets	$122,227	$151,334
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Accounts payable and accrued expenses	$63,460	$73,679
Current portion of notes payable, including unamortized debt discount of $318 and $0	16,491	19,599
Current portion of notes payable, non-recourse	2,954	6,056
Current portion of capital leases	—	66
Current portion of deferred revenue	1,855	2,461
Total current liabilities	84,760	101,861
Notes payable, non-recourse, net of current portion and unamortized debt issuance costs and debt discounts of $2,289 and $2,701 respectively	38,331	55,048
Notes payable, net of current portion and unamortized debt issuance costs and debt discounts of $3,445 and $5,340 respectively	16,997	59,396
Deferred revenue, net of current portion	4,213	5,324
Other long-term liabilities	331	408
Total liabilities	144,632	222,037
Stockholders’ deficit
Preferred stock, 15,000,000 shares authorized; Series A 10% - $0.001 par value per share; 20 shares authorized; 7 shares issued and outstanding at December 31, 2017 and March 31, 2017, respectively. Liquidation preference of $3,648	3,559	3,559
Common stock, $0.001 par value; Class A and Class B stock; Class A stock 60,000,000 shares and 25,000,000 shares authorized at December 31, 2017 and March 31, 2017 respectively; 36,138,785 and 11,841,983 shares issued and 34,824,949 and 11,841,983 shares outstanding at December 31, 2017 and March 31, 2017, respectively; 1,241,000 Class B stock authorized and issued and zero shares outstanding at March 31, 2017	35	12
Additional paid-in capital	366,092	287,393
Treasury stock, at cost; 1,313,836 Class A common shares at December 31, 2017	(11,603)	—
Accumulated deficit	(379,191)	(360,415)
Accumulated other comprehensive loss	(51)	(38)
Total stockholders’ deficit of Cinedigm Corp.	(21,159)	(69,489)
Deficit attributable to noncontrolling interest	(1,246)	(1,214)
Total deficit	(22,405)	(70,703)
Total liabilities and deficit	$122,227	$151,334

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CINEDIGM CORP.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except for share and per share data)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2017	2016	2017	2016
Revenues	$18,492	$24,445	$50,010	$70,800
Costs and expenses:
Direct operating (excludes depreciation and amortization shown below)	6,363	7,287	14,470	17,880
Selling, general and administrative	9,259	6,095	21,824	17,766
Provision for doubtful accounts	631	416	1,580	416
Restructuring expenses, net	—	22	—	132
Depreciation and amortization of property and equipment	2,213	6,271	10,215	22,558
Amortization of intangible assets	1,395	1,395	4,185	4,322
Total operating expenses	19,861	21,486	52,274	63,074
Income (loss) from operations	(1,369)	2,959	(2,264)	7,726
Interest expense, net	(3,147)	(4,827)	(11,163)	(14,873)
Debt conversion expense and loss on extinguishment of notes payable	(1,299)	(1,099)	(4,504)	(1,099)
Other (expense) income, net	(40)	(55)	(242)	211
Gain on termination of capital lease	—	2,535	—	2,535
Change in fair value of interest rate derivatives	44	39	127	104
Loss from operations before income taxes	(5,811)	(448)	(18,046)	(5,396)
Income tax expense	(113)	(33)	(495)	(143)
Net loss	(5,924)	(481)	(18,541)	(5,539)
Net loss attributable to noncontrolling interest	15	18	32	54
Net loss attributable to controlling interests	(5,909)	(463)	(18,509)	(5,485)
Preferred stock dividends	(89)	(89)	(267)	(267)
Net loss attributable to common stockholders	$(5,998)	$(552)	$(18,776)	$(5,752)
Net loss per Class A and Class B common stock attributable to common stockholders - basic and diluted:
Net loss attributable to common stockholders	$(0.20)	$(0.07)	$(1.02)	$(0.78)
Weighted average number of Class A and Class B common stock outstanding: basic and diluted	29,389,017	8,361,807	18,399,597	7,409,746

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Following is the reconciliation of our consolidated net loss to Adjusted EBITDA:

	Three Months Ended December 31,
($ in thousands)	2017	2016
Net loss	$(5,924)	$(481)
Add Back:
Income tax expense	113	33
Depreciation and amortization of property and equipment	2,213	6,271
Amortization of intangible assets	1,395	1,395
Gain on termination of capital lease	—	(2,535)
Interest expense, net	3,147	4,827
Debt conversion expense and loss on extinguishment of notes payable	1,299	1,099
Other (income) expense, net	1,491	126
Change in fair value of interest rate derivatives	(44)	(39)
Provision for doubtful accounts	204	416
Stock-based compensation and expenses	1,567	344
Restructuring, transition and acquisition expenses, net	—	22
Net loss attributable to noncontrolling interest	15	18
Adjusted EBITDA	$5,476	$11,496

Adjustments related to the Phase I and Phase II Deployments:
Depreciation and amortization of property and equipment	$(2,066)	$(6,017)
Amortization of intangible assets	(11)	(11)
Provision for doubtful accounts	(208)	(416)
Other (income) expense, net	(59)	—
Income from operations	(2,834)	(3,093)
Adjusted EBITDA from non-deployment businesses	$298	$1,959

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Following is the reconciliation of our consolidated net loss to Adjusted EBITDA:

	Nine Months Ended December 31,
($ in thousands)	2017	2016
Net loss	$(18,541)	$(5,539)
Add Back:
Income tax expense	495	143
Depreciation and amortization of property and equipment	10,215	22,558
Amortization of intangible assets	4,185	4,322
Gain on termination of capital lease	—	(2,535)
Interest expense, net	11,163	14,873
Debt conversion expense and loss on extinguishment of notes payable	4,504	1,099
Other (income) expense, net	1,993	(140)
Change in fair value of interest rate derivatives	(127)	(104)
Provision for doubtful accounts	597	416
Stock-based compensation and expenses	2,214	1,364
Restructuring, transition and acquisition expenses, net	—	132
Net loss attributable to noncontrolling interest	32	54
Adjusted EBITDA	$16,730	$36,643

Adjustments related to the Phase I and Phase II Deployments:
Depreciation and amortization of property and equipment	$(9,743)	$(21,798)
Amortization of intangible assets	(34)	(34)
Provision for doubtful accounts	(601)	(416)
Other (income) expense, net	(59)	—
Income from operations	(8,407)	(11,631)
Adjusted EBITDA from non-deployment businesses	$(2,114)	$2,764

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